Prospectus Supplement	December 24, 2007

PUTNAM VT GROWTH AND INCOME FUND - Prospectus dated April 30, 2007

The section Who oversees and manages the funds? is supplemented to reflect that the members of the Large-Cap Value Team primarily responsible for the day-to-day management of the fund’s portfolio are now Eric Harthun (Portfolio Leader), David L. King (Portfolio Member) and Michael Abata (Portfolio Member).

Positions held by Mr. Harthun and Mr. King over the past five years are set forth in the prospectus.

Mr. Abata joined the portfolio team for the fund in December 2007. Since 1997, he has been employed by Putnam Management, currently as a Portfolio Manager and previously, as a Quantitative Analyst.

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